Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Cullman Bancorp, Inc. of our report dated April 20, 2009 on the financial statements of Cullman Savings Bank, appearing in Cullman Bancorp, Inc.'s Form 424(b)(3), which was filed on August 21, 2009.




                                            /s/ Crowe Horwath LLP

Brentwood, Tennessee                        Crowe Horwath LLP
January 19, 2010